EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of November 25, 2002 to December 29, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

Explanations:

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF DECEMBER 29, 2002

ASSETS
Current Assets
Checking/Savings
Cash
1100 - Cash - Fleet Concentration	1,972,841.91
1125 - Cash - Fleet DIP	24,904.48

Total Cash	1,997,746.39

Total Checking/Savings	1,997,746.39
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	38,525.00
1340 - Prepaid Deposits	2,328.57

Total Prepaid Expenses	40,853.57

Total Other Current Assets	40,853.57

Total Current Assets	2,038,599.96
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	51,587.90
Total Fixed Assets - Basis	51,587.90
Accumulated Depreciation
1655 - Accum Depr - Furniture	(44,218.20)

Total Accumulated Depreciation	(44,218.20)
Total Fixed Assets	7,369.70
Other Assets
Investments in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	559,215.00

Total Investment in Subsidiaries	22,426,624.09
Goodwill
1721 - Goodwill - MPSI	2,552,214.74
1723 - Goodwill - DSI	4,030,000.00
1725 - Accum Amort - MPSI Goodwill	(1,234,643.42)
1727 - Accum Amort - DSI Goodwill	(1,318,905.00)

Total Goodwill	4,028,666.32
Debt Issuance
1740 - Debt Issuance Costs	2,182,862.00
1745 - Accum Amort - Debt Issuance	(1,661,096.00)

Total Debt Issuance	521,766.00

Total Other Assets	26,977,056.41

TOTAL ASSETS	29,023,026.07

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF DECEMBER 29, 2002

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accts Payable
2105 - Accounts Payable Pre Petition	1,528,156.29
2105 - Accounts Payable Post Petition	447,913.96

Total Accts Payable	1,976,070.25

Total Accounts Payable	1,976,070.25
Other Current Liabilities
Employee Accruals
2305 - Accrued Restructuring	681,779.88

Total Employee Accruals	681,779.88
Accrued Expenses
2450 - Accrued Transition	96,099.01
2490 - Accrued Other	958,563.84

Total Accrued Expenses	1,054,662.85
Interest
2505 - Accrued Bank Interest	829,434.54
2510 - Accrued Convertible Note Int	2,298,395.77
2515 - Accrued Other Interest	142,547.94

Total Interest	3,270,378.25
Due To/From Subsidiaries
2705 - Due To/From MPSI	8,951,693.64
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(2,536,836.81)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaires	16,889,688.83

Total Other Current Liabilities	21,896,509.81

Total Current Liabilities	23,872,580.06
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	4,656,766.38
2910 - Fleet Bank - Term B	573,100.84
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19
2940 - Convertible Notes - Discount	(6,535,981.00)

Total Notes Payable - Long Term	46,287,344.41

Total Long Term Liabilities	46,287,344.41

Total Liabilities	70,159,924.47
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,181,837.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(5,795,176.10)

Total Equity	(41,136,898.40)

TOTAL LIABILITIES & EQUITY	29,023,026.07

NEXIQ TECHNOLOGIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002
11/25/02 to 12/29/02

Ordinary Income/Expense
Expense
8010 - Compensation Expense	65,390.00
8000 - Salaries & Wages	24,893.05
Employee Benefits
8105 - Medical and Dental	566.81
8110 - Long Term Disability	247.14
8115 - Life Insurance	0.00
8125 - Auto Allowance	500.00

Total Employee Benefits	1,313.95
Payroll Expenses
8205 - FICA - Employer Portion	511.96

Total Payroll Expenses	511.96
8280 - Dues & Subscriptions	120.00
8300 - Rent	10,920.50
8350 - Supplies	363.75
Travel & Entertainment
8370 - Travel	1,532.53
8375 - Meals & Entertainment	75.21

Total Travel & Entertainment	1,607.74
Consultants
8505 - Consultants - General	1,595.00
8520 - Consultants - Bankruptcy	244,075.48

Total Consultants	245,670.48
8575 - Telephone	358.21
Depreciation
8650 - Depreciation - Furniture	0.00
8655 - Depreciation - Equipment	0.00

Total Depreciation	0.00
8674 - Amortization Expense - Goodwill
8675 - GW Amortization - MPSI	14,200.00
8677 - GW Amortization - DSI	67,777.00

Total - 8674 - Amortization Expense - Goodwill	81,977.00
8680 - Bank Charges - Monthly Fees	6,136.93
Legal
8705 - Legal - General	0.00
8716 - Legal - Bankruptcy	185,342.53

Total Legal	185,342.53
8730 - Audit Fees	17,500.00
8740 - General Insurance	25,472.00
Public Relations & BOD Exps
8755 - Public Relations	0.00

Total Public Relations & BOD Exps	0.00
8995 - Miscellaneous	(66.67)

Total Expense	667,511.43

Net Ordinary Income	(667,511.43)
Other Income/Expense
Other Income
9100 - Gain/(Loss) on Sale of Assets	0.00
Total Other Income
Other Expense
Interest Expense
9725 - Other	30,924.65
9705 - Bank	106,816.56
9710 - Convertible Notes	1,187,933.34
9715 - Debt Issuance Costs	74,538.00

Total Interest Expense	1,400,212.55
Taxes
9910 - State Income Taxes	0.00

Total Taxes	0.00

Total Other Expenses	1,400,212.55

Net Other Income	(1,400,212.55)

Net Income	(2,067,723.98)

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF DECEMBER 29, 2002

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

Argus	$—	$10,208.25	$—	$—	$10,208.25
Beringea	244,075.48				244,075.48
Fleet Bank	17,733.92				17,733.92
McLane, Graf, Raulerson & Middleton	62,603.02	511.65			63,114.67
NE Micrographics	363.75				363.75
Pepper Hamilton	87,586.07	7,026.82			94,612.89
Price Waterhouse	17,500.00				17,500.00
Southern NH Software Wholesalers	305.00				305.00

TOTALS	$430,167.24	$17,746.72	$—	$—	$447,913.96

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00	11.45	(11.45)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other:	0.00			0.00

TOTALS	$—	$11.45	$(11.45)	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

	GENERAL ACCOUNT

	Fleet	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	466,016.92	960,837.09	0.00	1,425,854.01	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	24,875.60	1,679,435.78	72,897.59	1,777,208.97	0.00	0.00

Balance Available	490,892.52	2,640,272.87	72,897.59	3,204,062.98	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(465,988.04)	(667,430.96)	(72,897.59)	(1,206,316.59)	0.00	0.00

CASH ON HAND END OF PERIOD	24,904.48	1,972,841.91	0.00	1,997,746.39	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$118,111.53

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from WPI Micro Processor Systems	24,875.60

	TOTAL	$24,875.60

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from WPI Micro Processor Systems	566,781.74
Transfer	Deposits from Diversified Software Industries	107,928.02

12/17/02	Deposits - NCO collection	66.67
12/23/02		1,004,659.35

	TOTAL	$1,679,435.78

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	72,897.59

	TOTAL	$72,897.59

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/26/02	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	120,000.00
12/03/02	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	120,000.00
11/27/02 - 12/04/02	Transfer	WPI Micro Processor Systems	Wires sent for WPI Micro Processor Systems	12,145.27
12/03/02	Transfer	WPI Micro Processor Systems	Payroll P/E 12/01/02	128,291.73

12/04/02	Transfer	Diversified Software Industries	Wires sent for Diversified Software Industries	1,000.00
12/03/02	Transfer	Diversified Software Industries	Payroll P/E 12/01/02	84,401.36

12/15/02		Fleet Bank	Bank fees	149.68

			TOTAL	$465,988.04

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

12/09/02	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	160,000.00
12/17/02	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	100,000.00
12/10/02-12/13/02	Transfer	WPI Micro Processor Systems	Wires sent for WPI Micro Processor Systems	4,016.27
12/19/02	Transfer	WPI Micro Processor Systems	Payroll for Biweekly period ended 12/15/02	130,332.98
12/27/02	Transfer	WPI Micro Processor Systems	Payroll for Biweekly period ended 12/20/02	78,861.74

12/05/02	Transfer	Diversified Software Industries	Wires sent for Diversified Software Industries	9,925.46
12/19/02	Transfer	Diversified Software Industries	Payroll for Biweekly period ended 12/15/02	83,626.51
12/27/02	Transfer	Diversified Software Industries	Payroll for Biweekly period ended 12/20/02	55,603.74

12/05/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 12/01/02	12,034.72
12/18/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 12/15/02	10,227.25
12/27/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 12/20/02	4,395.52

12/10/02	Wire	Fleet Bank	Legal Fees	14,341.54
12/13/02	Wire	Fleet Bank	Legal Fees	3,077.98
	Wire	Fleet Bank	Bank fees	987.25

			TOTAL	$667,430.96

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/27/02	1230	BCIA NE HOLDING, LLC	CORPORATE RENT	15,498.24
11/27/02	1244	KEVIN KELLY	T&E REIMBURSEMENT	10.00
12/05/02	1308	KEVIN KELLY	T&E REIMBURSEMENT	21.00
12/13/02	1374	ARGUS MANAGEMENT CORP.	BANKRUPTCY CONSULTANT	30,079.84
12/13/02	1376	BERINGEA, LLC	BANKRUPTCY INVESTMENT BANKER	2,474.90
12/13/02	1383	LINDA RACETTE	8-K	50.00
12/13/02	1384	MCLANE, GRAF, RAULERSON	CORPORATE LEGAL COUNSEL	2,899.35
12/13/02	1385	PEPPER HAMILTON, LLP	BANKRUPTCY ATTORNEY	21,502.76
12/17/02	1409	KEVIN KELLY	T&E REIMBURSEMENT	61.50
12/17/02	1411	LINDA RACETTE	8-K	250.00
12/20/02	1433	LINDA RACETTE	8-K	50.00

			TOTAL	$72,897.59

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of  to November 25, 2002 to December 29, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC. BALANCE SHEET AS OF DECEMBER 29, 2002

ASSETS
Current Assets
Checking-Standard Federal Payroll	456.65
Checking-Standard DIP	27,372.02	27,828.67
Prepaid Rent	3,595.21
Prepaid Insurance	7,284.90
Prepaid Contracts	14,008.00	24,888.11

Total Current Assets	52,716.78	52,716.78
Fixed Assets
Leasehold Improvements	—	—
Accumulated Depreciation	—	—

Total Fixed Assets	—	—
Other Assets
Security Deposit	21,895.00	21,895.00

Total Other Assets	21,895.00	21,895.00

TOTAL ASSETS	74,611.78	74,611.78

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	1,373,024.69
Accounts Payable-Post Petition	56,905.86	1,429,930.55
Due To/From NEXIQ Corporate	(8,951,693.64)
Due To/From NEXIQ DSI	2,153,901.57	(6,797,792.07)
Accrued Sales & Use Tax	13.77	13.77

Total Current Liabilities	(5,367,847.75)	(5,367,847.75)

Total Liabilities	(5,367,847.75)	(5,367,847.75)

Equity
Common Stock	3,145,000.00	3,145,000.00
Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	3,148,861.81	3,148,861.81

Total Equity	5,442,459.53	5,442,459.53

TOTAL LIABILITIES & EQUITY	74,611.78	74,611.78

WPI MICRO PROCESSOR SYSTEMS, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002
11/25/02 to 12/29/02

Income
4000-03 - Sales-Core	676,390.81

Total Income - Gross	676,390.81

4900-03 - Freight - Outgoing	(1,287.03)
4920-03 - Sales Adjustments	10,492.98

Total Income - Net	667,184.86

Cost of Sales
5000-03 - Direct Materials - Core	198,149.95
5500-05 - Direct Labor	18,053.86
5600-05 - Overhead	30,631.48

Total Cost of Sales	246,835.29

Gross Profit	420,349.57

Operating Expenses
6000 - Wages	215,200.77
6005 - Premium Wages	258.92
6015 - Auto Allowance	650.00
6020 - Fringes Misc	(1,312.80)
6025 - Tuition Assistance/Training	16,797.54
6060 - Vacation	(16,565.98)
6065 - Personal	233.30
6100 - FICA	11,426.83
6105 - FUI	(0.05)
6110 - SUI	27.00
6120 - Labor Reclass to Cost of Sales	(8,185.89)
6135 - Sales & Use Tax	788.70
6220 - Rent	(4,081.36)
6210 - Supplies	438.36
6215 - Telephone	5,478.02
6220 - Electricity	1,412.20
6225 - Disposal	158.27
6230 - Water	59.83
6235 - Gas	251.10
6240 - Auto Expense	562.11
6245 - Travel Expense	3,641.34
6246 - Meals & Entertainment	806.79
6250 - Dues & Subscriptions	(948.60)
6260 - Contract Labor	15,100.00
6300 - Medical Ins	(7,083.99)
6310 - Life Insurance	(221.53)
6330 - ST Disability	739.68
6350 - Property Taxes	8,884.58
6400 - Equipment Maintenance	10,767.64
6405 - Equipment Lease	4,148.67
6410 - Bank Fees	127.33
6415 - Legal	1,513.29
6422 - Payroll Processing	913.94
6430 - Building Maintenance	535.22
6500 - Telephone "1-800"	500.00
6530 - Advertising	1,935.00
6570 - Offsite Storage	67.74
6565 - Postage	690.85
6606 - Product Development/Pilots	6,490.97
6900 - Miscellaneous Expense	66.39
7000 - Gain/Loss on Sale of Assets	(3,601,027.62)

Total Operating Expenses	(3,328,755.44)

Net Profit (Loss)	3,749,105.01

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$51,085.66	$(51,085.66)	$—

State	0.00	12,522.16	(12,522.16)	0.00

FICA Tax Withheld	0.00	17,574.09	(17,574.09)	0.00

Employer's FICA Tax	0.00	17,786.14	(17,786.14)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	27.00	(27.00)	0.00

Sales Use & Excise Tax	11.96	13.77	(11.96)	13.77

Property Taxes	189.59	3,665.06	(189.59)	3,665.06

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: Local Tax	0.00	199.21	(199.21)	0.00

TOTALS	$201.55	$102,873.09	$(99,395.81)	$3,678.83

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF NOVEMBER 24, 2002

NAME OF CREDITOR	BALANCE	0 - 30 DAYS	31-60 DAYS	61-90 DAYS	> 90 DAYS

ADP, INC.	$644.37	$644.37	$—	$—	$—
AMERITECH	729.16	729.16
AT&T	4,283.08	1,133.82	3,149.26
BALBOA CAPITAL CORPORATIN	250.31	250.31
BALBOA CAPITAL CORP-BULK	352.99	352.99
CATERPILLAR	21,412.48	21,412.48
CINGULAR INTERACTIVE-DEV	1,203.31	1,203.31
CITY OF STERLING HEIGHTS	7,200.00	7,200.00
CITY OF STERLING HEIGHTS	85.47	85.47
CONSUMERS ENERGY	1,220.75	1,220.75
DETROIT DIESEL	2,970.00	2,970.00
DETROIT EDISON	500.00	500.00
EATON	504.00	504.00
EXPANETS, INC.	681.86	656.76	25.10
EUREKA TECHNOCRATS, INC.	4,400.00	4,400.00
FEDERAL EXPRESS CORP	1,475.68	1,475.68
IMAGE-TEK EXHIBITS	150.00	150.00
LEDDS DEVELOPMENT	3,665.06	3,665.06
DEBBIE LOVALVO	307.60	307.60
MR. PITA	69.31	69.31
RADER FISHMAN	782.96	782.96
RAYMOND DRYER	100.00	100.00
T MOBILE	61.53	61.53
UNITED PARCEL SERVICE	1,687.19	1,687.19
VERIO, INC. -22	1,006.50	1,006.50
WIRELESS CAR	1,162.25	1,162.25

TOTALS	$56,905.86	$53,731.50	$3,174.36	$—	$—

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

	GENERAL ACCOUNT

	Fleet	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	0.00	(17,135.18)	(17,135.18)	500.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	37,020.87	570,798.01	500,000.00	1,107,818.88	337,486.45	0.00

Balance Available	37,020.87	570,798.01	482,864.82	1,090,683.70	337,986.45	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(37,020.87)	(570,798.01)	(455,492.80)	(1,063,311.68)	(337,529.80)	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	27,372.02	27,372.02	456.65	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$689,127.85

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE RECEIVED	DESCRIPTION	AMOUNT

11/25/02 - 12/20/02	A/R Deposits from WPI Micro Processor Systems	24,875.60

Transfer	Transfers from Nexiq Technologies to cover wire transfers	12,145.27

	TOTAL	$37,020.87

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

11/25/02 - 12/20/02	A/R Deposits from WPI Micro Processor Systems	562,018.11
11/25/02 - 12/20/02	Non A/R Deposits from WPI Micro Processor Systems	4,763.63

Transfer	Transfers from Nexiq Technologies to cover wire transfers	4,016.27

	TOTAL	$570,798.01

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Nexiq Technologies to cover checks written	240,000.00
Transfer	Transfer from Nexiq Technologies to cover checks written	260,000.00

	TOTAL	$500,000.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	5607110490

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/01/02	128,291.73
Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/15/02	130,332.98
Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/20/02	78,861.74

	TOTAL	$337,486.45

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/27/02	Wire	NORTECH SYSTEMS	INVENTORY	3,920.02
12/03/02	Wire	NORTECH SYSTEMS	INVENTORY	5,226.25
12/04/02	Wire	XLSOFT	USB SOFTWARE FOR ENGINEERING	2,999.00

11/25/02-12/20/02	Transfer	Nexiq Technologies	Deposit comingled with other funds	24,875.60

			TOTAL	$37,020.87

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

12/10/02	Wire	NORTECH SYSTEMS	INVENTORY	1,577.17
12/13/02	Wire	NORTECH SYSTEMS	INVENTORY	2,439.10

11/25/02-12/20/02	Transfer	Nexiq Technologies	Deposit comingled with other funds	562,018.11
11/25/02-12/29/02	Transfer	Nexiq Technologies	Deposit comingled with other funds	4,763.63

			TOTAL	$570,798.01

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Diversified Software Industries	Checks written	47,158.70
	Transfer	Nexiq Technologies	Checks written	72,897.59

11/27/02	1225	ALBIN BUSINESS COPIERS	METER CHARGE	358.00
11/27/02	1226	ARROW ELECTRONIC	INVENTORY	1,937.50
11/27/02	1227	ADP, INC.	PAYROLL	263.23
11/27/02	1228	BALBOA CAPITAL CORPORATI	ACCOUNT PRINTER LEASE	250.31
11/27/02	1229	BALBOA CAPITAL - BULK	FAX MACHINE LEASE	322.14
11/27/02	1231	BEST WESTERN STERLING INN	BALANCE OF X-MAS PARTY	1,861.83
11/27/02	1232	CDW COMPUTER CENTERS, INC	INVENTORY	1,716.00
11/27/02	1233	CINTAS	MFG SUPPLIES	255.67
11/27/02	1234	CONSUMERS ENERGY	GAS BILL	750.11
11/27/02	1235	CONTINENTAL CARTON & PACK	INVENTORY	569.46
11/27/02	1236	DETROIT EDISON	ELECTRIC BILL	2,793.12
11/27/02	1237	DIGI-KEY CORPORATION	INVENTORY	1,909.49
11/27/02	1238	EXECUTIVE INSTALLATION		962.00
11/27/02	1239	EXPANETS FINANCIAL	PHONE LEASE	3,814.19
11/27/02	1240	INTERNATIONAL ACCT CENTER	REFUND CHECK	715.00
11/27/02	1241	JAMES SURA	T&E REIMBURSEMENT	2,283.01
11/27/02	1242	KAM PATEL	T&E REIMBURSEMENT	664.18
11/27/02	1243	KAREN FRANK	T&E REIMBURSEMENT	90.00
11/27/02	1245	LECTRONICS, INC.	INVENTORY	2,800.00
11/27/02	1246	MARLA CENTOFANTI	T&E REIMBURSEMENT	124.24
11/27/02	1247	METRO MUSIC	BALANCE OF X-MAS DJ	450.00
11/27/02	1248	MOCERI & SONS ELECTRIC	BUILDING MANT.	292.40
11/27/02	1249	PETTY CASH	PETTY CASH	300.46
11/27/02	1250	MR PITA	CATERING	126.18
11/27/02	1251	MURRY PERCIVAL	INVENTORY	149.29
11/27/02	1252	PACKER ASSEMBLY, INC.	INVENTORY	2,532.00
11/27/02	1253	PLASTIC FORMING COMPANY	INVENTORY	1,131.20
11/27/02	1254	RICHARD HAHN	T&E REIMBURSEMENT	140.45
11/27/02	1255	TETRA TECHNOLOGIES	JAMIE SURA RENT	300.00
11/27/02	1256	WIRELESSCAR NORTH AMERIC	ETECH COMM 10/12/02-11/30/02	17,623.00
12/02/02	1257	CONTINENTAL CARTON & PACK	SHIPPING SUPPLIES	228.30
12/02/02	1258	COSTELLO IMAGE GRAPHICS	INVENTORY	1,659.10
12/02/02	1259	DARSON COMPANY	INVENTORY	323.25
12/02/02	1260	EDP, COMPANY	INVENTORY	15,800.00
12/02/02	1261	LECTRONICS, INC.	INVENTORY	5,875.00
12/02/02	1262	REPTRON ELECTRONICS, INC.	INVENTORY	10,355.40
12/03/02	1264	BLUE CROSS BLUE SHIELD	BENEFITS	16,028.94
12/03/02	1265	BLUE CARE NETWORK	BENEFITS	3,002.27
12/03/02	1268	DELTA DENTAL	BENEFITS	2,843.64
12/03/02	1269	M-CARE	BENEFITS	11,699.97
12/03/02	1276	UNUM	BENEFITS	881.81
12/03/02	1277	UNUM LIFE INSURANCE	BENEFITS	375.15
12/03/02	1279	VISION SERVICE PLAN	BENEFITS	566.05
12/03/02	1282	ARROW ELECTRONICS, INC.	INVENTORY	1,566.02
12/03/02	1283	CHESAPEAKE DISPLAY & PACK	SHIPPING BOXES	805.68
12/03/02	1284	COSTELLO IMAGE GRAPHICS	INVENTORY	1,742.65
12/03/02	1285	DARSON CORPORATION	INVENTORY	542.50
12/03/02	1286	DATACOMM CABLES, INC.	INVENTORY	625.00
12/03/02	1287	DEBRON	INVENTORY	6,680.00
12/03/02	1288	DIGI-KEY CORPORATION	INVENTORY	57.22
12/03/02	1289	LEADING EDGE	INVENTORY	3,847.50
12/03/02	1290	LECTRONICS, INC.	INVENTORY	11,004.80
12/03/02	1291	PLASTIC FORMING COMPANY	INVENTORY	2,262.40
12/03/02	1292	PLYMOUTH PACKAGING	SHIPPING INSERTS	1,072.00
12/03/02	1293	REPTRON ELECTRONICS, INC.	INVENTORY	4,390.00
12/03/02	1294	STRYDEL, INC.	INVENTORY	2,588.52
12/04/02	1296	CRATE & FLY	INVENTORY	1,473.52
12/04/02	1297	PLASTIC FORMING COMPANY	INVENTORY	1,414.00
12/05/02	1298	ALBIN BUSINESS COPIERS	COPY MACHINE MAINTENANCE	325.00
12/05/02	1299	AMERITECH	LOCAL PHONE CHARGES	1,379.12
12/05/02	1300	ADP, INC.	PAYROLL SERVICES	225.23
12/05/02	1301	C DAVIS ROOFING COMPANY	BUILDING MAINTENANCE	1,355.85
12/05/02	1302	CINTAS	MFG SUPPLIES	519.03
12/05/02	1303	CITY OF STERLING HEIGHTS	WATER AND SEWER BILL	72.71
12/05/02	1305	EXPANETS, INC.	PHONE SYSTEM MAINTENANCE	1,991.22
12/05/02	1306	FEDERAL EXPRESS	SHIPPING CHARGES	1,352.04
12/05/02	1307	G & P CLEANING COMPANY	CLEANING SERVICES	1,250.00
12/05/02	1309	MICHAEL KAPOLKA	T&E REIMBURSEMENT	29.19
12/05/02	1310	PETTY CASH - DEBBIE LOVALV	PETTY CASH	200.00
12/05/02	1311	MR PITA	CATERING	78.98
12/05/02	1312	RICHARD HAHN	T&E REIMBURSEMENT	97.38
12/05/02	1313	UNITED PARCEL SERVICE	SHIPPING CHARGES	8,192.17
12/05/02	1314	VERIO, INC.	INTERNET CONNECTION	1,274.90
12/05/02	1315	WIRELESSCAR NORTH AMERIC	ETECH COMM DECEMBER	10,650.00
12/05/02	1316	DE CLARKS LANDSCAPING	LANDSCAPING	262.00
12/05/02	1317	JOE SPADA	CONTRACT LABOR - CATALOG	1,032.00
12/06/02	1318	COSTELLO IMAGE GRAPHICS	INVENTORY	1,686.65
12/06/02	1319	LADD INDUSTRIES SALES	INVENTORY	164.80
12/06/02	1320	LEDDS DEVELOPMENT	MI RENT BLDG 1 & 2	20,705.00
12/06/02	1321	Y SQUARED	INVENTORY	180.00
12/10/02	1322	REPTRON ELECTRONICS, INC.	INVENTORY	16,240.00
12/10/02	1323	COSTELLO IMAGE GRAPHICS	INVENTORY	1,605.65
12/10/02	1324	DARSON CORPORATION	INVENTORY	1,099.25
12/10/02	1325	DEBRON	INVENTORY	2,672.00
12/10/02	1326	EDP, COMPANY	INVENTORY	15,280.00
12/10/02	1327	HI TECH SALES CO.	INVENTORY	607.80
12/10/02	1328	LEADING EDGE	INVENTORY	3,120.00
12/10/02	1329	AETHER SYSTEMS, INC.	BLACKBERRIES	146.90
12/10/02	1330	ALBIN BUSINESS COPIERS	METER CHARGE - COPIER	319.94
12/10/02	1331	AMERICA II ELECTRONICS	INVENTORY	400.00
12/10/02	1332	AMERICAN TRUCKING ASSOC.	MEMBERSHIP FEE	175.00
12/10/02	1333	ARROW ELECTRONICS, INC.	INVENTORY	177.32
12/10/02	1334	AT&T - PHONE	E-TECH DSL	439.90
12/10/02	1335	AT&T - PHONE	MSPI LONG DISTANCE	437.33
12/10/02	1336	AT&T - PHONE	T1 MICHIGAN TO IOWA	4,676.29
12/10/02	1337	ADP, INC.	PAYROLL SERVICE	149.12
12/10/02	1338	BALBOA CAPITAL CORPORATI	ACCOUNTING PRINTER LEASE	161.49
12/10/02	1339	BALBOA CAPITAL - BULK	FAX MACHINE LEASE	207.83
12/10/02	1340	CDW COMPUTER CENTERS, INC	INVENTORY	386.00
12/10/02	1341	CELLNET COMMUNICATIONS	CELL PHONES	6,926.56
12/10/02	1342	CINGULAR INTERACTIVE	E-TECH	910.57
12/10/02	1343	CITICAPTIAL COMMERCIAL	FORK LIFT LEASE	200.51
12/10/02	1344	CITY OF STERLING HEIGHTS	WINTER PERSONAL PROPERTY TAX	189.59
12/10/02	1345	CUSTOM COFFEE SERVICES	WATER COOLER RENTAL	36.13
12/10/02	1347	DIANE HALL	FSA REIMBURSEMENT	54.71
12/10/02	1348	DIGI-KEY CORPORATION	INVENTORY	138.80
12/10/02	1349	ERVIN LEASING COMPANY	COPIER AND FAX LEASES	1,424.58
12/10/02	1350	EUREKA TECHNOCRATS, INC.	CONTRACT LABOR	4,400.00
12/10/02	1351	FEDERAL EXPRESS	SHIPPING CHARGES	278.77
12/10/02	1352	IMAGE - TEK EXHIBITS	OFF SITE STORAGE	246.77
12/10/02	1353	JAMES SURA	T&E REIMBURSEMENT	1,752.15
12/10/02	1358	PITNEY BOWES CREDIT CORP	POSTAGE MACHINE LEASE	1,291.08
12/10/02	1359	PRIORITY MANAGEMENT	SUPPLIES	93.55
12/10/02	1361	RICHARD HANH	T&E REIMBURSEMENT	94.83
12/10/02	1362	SCOTT SPECIALTY GASES	GAS RENTAL	21.20
12/10/02	1365	STATE OF MICHIGAN	SALES AND USE TAX - NOVEMBER	11.96
12/10/02	1366	THOMAS KOTENKO	T&E REIMBURSEMENT	250.43
12/10/02	1367	TOM CARTER	T&E REIMBURSEMENT	142.23
12/10/02	1370	WASTE MANAGEMENT MICHIG	TRASH SERVICE	576.76
12/13/02	1373	AMERITECH - PHONE	MPSI LOCAL VOICE	1,050.33
12/13/02	1375	AT&T - PHONE	E-TECH DSL	141.90
12/13/02	1377	BRIAN YAX	T&E REIMBURSEMENT	25.50
12/13/02	1378	CONTINENTAL CARTON & PACK	SHIPPING SUPPLIES	300.60
12/13/02	1379	DAN MORRIS	T&E REIMBURSEMENT	129.16
12/13/02	1380	DAVE SKLADANOWSKI	T&E REIMBURSEMENT	42.63
12/13/02	1381	JOE SPADA	CONTRACT LABOR	3,408.00
12/13/02	1382	LECTRONIC, INC.	INVENTORY	5,286.07
12/13/02	1386	RICHARD HAHN	T&E REIMBURSEMENT	86.42
12/17/02	1387	A & B RADIO & ALARM	ALARM SYSTEM	65.00
12/17/02	1390	AT&T	LONG DISTANCE CHARGE	3,598.60
12/17/02	1391	AT&T TELECONFERENCE SRV	TELECONFERENCE	117.31
12/17/02	1392	ADP, INC.	PAYROLL	269.57
12/17/02	1393	CINGULAR INTERACTIVE	E-TECH COMM	2,833.65
12/17/02	1395	CINTAS	MFG UNIFORMS	338.33
12/17/02	1397	CONSUMERS ENERGY	GAS SERVICES	1,322.15
12/17/02	1398	COSTELLO IMAGE GRAPHICS	INVENTORY	368.35
12/17/02	1399	CUSTOM COFFEE SERVICE	WATER COOLER RENTAL	28.00
12/17/02	1400	DARSON CORPORATION	INVENTORY	320.25
12/17/02	1402	DETROIT EDISON	ELECTRICAL SERVICES	3,703.32
12/17/02	1403	DHL WORLDWIDE EXPRESS	SHIPPING CHARGES	75.03
12/17/02	1404	EDP COMPANY	INVENTORY	3,400.00
12/17/02	1405	EXECUTIVE INSTALLATION	INSTALLATION OF CUBE WALLS	224.00
12/17/02	1406	EXPANETS FINANCIAL	PHONE LEASE	3,184.00
12/17/02	1407	FEDERAL EXPRESS	SHIPPING CHARGES	26.00
12/17/02	1410	LECTRONICS, INC.	INVENTORY	1,483.67
12/17/02	1412	MICHAEL KAPOLKA	T&E REIMBURSEMENT	56.03
12/17/02	1413	MITCHELLE REPAIR	SOFTWARE	1,760.93
12/17/02	1414	PETTY CASH	PETTY CASH REIMBURSEMENT	617.95
12/17/02	1415	PAC TEC	INVENTORY	1,632.50
12/17/02	1416	UNITED PARCEL SERVICE	SHIPPING CHARGES	4,444.84
12/19/02	1418	DIGI-KEY CORPORATION	INVENTORY	302.06
12/19/02	1419	FUTURE ELECTRONICS	INVENTORY	209.00
12/19/02	1420	JILL ALLEN	CONTRACT LABOR	540.00
12/19/02	1421	LEADING EDGE	INVENTORY	521.25
12/19/02	1422	FUTURE ELECTRONICS	INVENTORY	18.00
12/20/02	1423	JAMIE SURA	T&E REIMBURSEMENT	2,275.26
12/20/02	1425	BRIAN YAX	T&E REIMBURSEMENT	54.75
12/20/02	1426	CELLNET COMMUNICATIONS	CELL PHONES	3,182.14
12/20/02	1427	CINTAS	MFG UNIFORMS	173.01
12/20/02	1428	EUREKA TECHNOCRATS, INC.	CONTRACT LABOR	5,720.00
12/20/02	1429	FEDERAL EXPRESS	SHIPPING SERVICES	429.54
12/20/02	1431	JAMIE SURA	T&E REIMBURSEMENT	268.45
12/20/02	1432	KAREN FRANK	T&E REIMBURSEMENT	615.43
12/20/02	1434	MR PITA	CATERING LUNCH	236.48
12/20/02	1435	RICHARD HAHN	T&E REIMBURSEMENT	103.95
12/20/02	1436	UNITED PARCEL SERVICE	SHIPPING SERVICES	1,962.81
12/20/02	1437	JOE FOURNIER	T&E REIMBURSEMENT	103.78
12/20/02	1438	NATHAN AMPUNAN	RETURN JAN COBRA PAID	755.11

12/15/02		Standard Federal Bank	Bank Fee	63.98

			TOTAL	$455,492.80

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		5607110490

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

12/05/02	Wires	All Employees	Payroll for Biweekly period ended 12/01/02	128,291.73
12/19/02	Wires	All Employees	Payroll for Biweekly period ended 12/15/02	130,332.98
12/27/02	Wires	All Employees	Payroll for Biweekly period ended 12/20/02	78,861.74
		Standard Federal Bank	Monthly Bank Fee	43.35

			TOTAL	$337,529.80

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of November 25, 2002 to December 29, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
01/20/2003 Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC. BALANCE SHEET AS OF DECEMBER 29, 2002

ASSETS
Current Assets
Checking-Hawkeye State Bank	224.31
Checking-FSA	116.56	340.87
Accounts Receivable	42,834.13	42,834.13

Total Current Assets	43,175.00	43,175.00
Fixed Assets
Automobile	26,082.00
Computer Hardware	47,171.98
Computer Software	4,010.00	77,263.98
Accumulated Depreciation	(37,933.02)	(37,933.02)

Total Fixed Assets	39,330.96	39,330.96
Other Assets
Security Deposit	2,630.38
Deposits - Utilities	1,992.00	4,622.38

Total Other Assets	4,622.38	4,622.38

TOTAL ASSETS	87,128.34	87,128.34

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	101,817.72
Accounts Payable-Post Petition	4,657.82	106,475.54
Due To/From NEXIQ Corporate	2,536,836.81
Due To/From NEXIQ Detroit	(2,153,901.57)	382,935.24
Accrued Salaries	2,431.12
Accrued Payroll Other	49,311.21	51,742.33

Total Current Liabilities	541,153.11	541,153.11

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	104,372.98	178,372.98

Total Long Term Liabilities	178,372.98	178,372.98

Total Liabilities	719,526.09	719,526.09

Equity
Owner's Equity - Opening	26,455.95
Owner's Equity - Other	2,862,799.32	2,889,255.27
Retained Earnings - DIS	(4,116,277.62)	(4,116,277.62)
Net Income	594,624.60	594,624.60

	(632,397.75)	(632,397.75)

TOTAL LIABILITIES & EQUITY	87,128.34	87,128.34

DIVERSIFIED SOFTWARE INDUSTRIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002
11/25/02 to 12/29/02

Income
4000-04 - Consulting-Core	74,869.15
4000-05 - Consulting-IVIS	20,774.43

Total Income	95,613.58

Operating Expenses
6000 - Salaries	145,396.58
6020 - Fringes Misc	2,860.00
6060 - Vacation	6,326.02
6100 - FICA	9,233.73
6110 - SUI	1.44
6135 - Sales & Use Tax	548.77
6220 - Rent	8,510.89
6210 - Supplies	336.42
6215 - Telephone	4,325.71
6220 - Electricity	1,057.47
6225 - Trash Disposal	43.47
6230 - Water	79.09
6235 - Gas	462.91
6240 - Auto Expense	281.05
6245 - Travel Expense	855.74
6246 - Meals & Entertainment	243.55
6300 - Medical Ins	10,790.47
6310 - Disability/Life	1,112.32
6400 - Equipment Maintenance	2,937.45
6422 - Payroll Processing	666.38
6430 - Building Maintenance	447.19
6565 - Postage	19.82
6606 - Product Development	3,649.23
7000 - Gain/Loss on Sale of Assets	(656,756.84)
7500 - Interest Income	(212.34)
9000 - State Income Tax	(13,271.00)

Total Expenses	(470,054.48)

Net Profit (Loss)	565,668.06

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF DECEMBER 29, 2002

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

ADP	$452.25	$—	$—	$—	$452.25
Cingular Interactive	324.30				324.30
City of Coralville		79.09			79.09
Linn County REC	1,057.47				1,057.47
MidAmerican Energy	517.03				517.03
Provident		1.84			1.84
Sprint		460.47			460.47
Sprint Conferencing Services	1,116.48				1,116.48
Sprint PCS		414.19			414.19
Verizon Wireless			234.70		234.70

TOTALS	$3,467.53	$955.59	$234.70	$—	$4,657.82

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$33,393.72	$(33,393.72)	$—

State	0.00	11,779.09	(11,779.09)	0.00

FICA Tax Withheld	0.00	11,769.98	(11,769.98)	0.00

Employer's FICA Tax	0.00	11,772.67	(11,772.67)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	1.76	(1.76)	0.00

Sales Use & Excise Tax	0.00	548.77	(548.77)	0.00

Property Taxes	0.00	13,561.00	(13,561.00)	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00	(13,271.00)	13,271.00	0.00

Other:	0.00			0.00

TOTALS	$—	$69,555.99	$(69,555.99)	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

	GENERAL ACCOUNT

	Fleet	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	0.00	0.00	0.00	300.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	1,000.00	117,853.48	47,158.70	166,012.18	223,631.61	0.00

Balance Available	1,000.00	117,853.48	47,158.70	166,012.18	223,931.61	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(1,000.00)	(117,853.48)	(47,158.70)	(166,012.18)	(223,631.61)	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	0.00	0.00	300.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$281,715.77

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfers from Nexiq Technologies to cover wire transfers	1,000.00

	TOTAL	$1,000.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

11/25/02 - 12/20/02	DSI Accounts Receivable deposit	107,928.02

Transfer	Transfers from Nexiq Technologies to cover wire transfers	9,925.46

	TOTAL	$117,853.48

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	47,158.70

	TOTAL	$47,158.70

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:	Hawkeye State Bank
Location:	299 S. Dubuque Street, Iowa City, IA 52240
Account Name:	Diversified Software Industries Payroll Account
Account Number:	044644

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/01/02	84,401.36
Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/15/02	83,626.51
Transfer	Transfer from Fleet - Biweekly payroll for period ending 12/20/02	55,603.74

	TOTAL	$223,631.61

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

12/04/02	Wire	Motient	Software for ePOD (Capital)	1,000.00

			TOTAL	$1,000.00

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/04/02-11/22/02	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	107,928.02

12/05/02	Wire	ScanSource	Hardware for ePOD (Capital)	9,925.46

			TOTAL	$117,853.48

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/26/02	1216	ADP, INC.	PAYROLL	16.00
11/26/02	1217	ALLIANCE RESOURCES, INC.	ePOD CONTRATOR	3,870.97
11/26/02	1218	B2B FINANCIAL ADVANTAGE	CLEANING SERVICES	236.25
11/26/02	1219	CINGULAR INTERACTIVE	ANNUAL DEV FEE	295.00
11/26/02	1220	COLLINS PLAZA	DEPOSIT X-MAS PARTY	3,500.00
11/26/02	1221	DEBRA DROLL	T&E REIMBURSEMENT	42.00
11/26/02	1222	GIANT, INC.	INTERNET CONNECTION	1,200.00
11/26/02	1223	VERIZON WIRELESS	CELL PHONES	468.99
11/26/02	1224	WILLIAM CALLAHAN	T&E REIMBURSEMENT	654.30
12/03/02	1263	ADP, INC.	PAYROLL SERVICES	224.88
12/03/02	1266	DEBRA DROLL	T&E REIMBURSEMENT	304.34
12/03/02	1267	DELTA DENTAL	BENEFITS	1,548.71
12/03/02	1270	MIDAMERICAN ENGER COMP	UTILITIES - GAS	227.28
12/03/02	1271	PROVIDENT LIFE INSURANCE	BENEFITS	498.79
12/03/02	1272	RONALD STAHLBERG	T&E REIMBURSEMENT	18.94
12/03/02	1273	SHELLE YOUNGBLUT	T&E REIMBURSEMENT	50.84
12/03/02	1274	SPRINT	LONG DISTANCE CHARGES	733.69
12/03/02	1275	SPRINT PCS	CELL PHONES	435.33
12/03/02	1278	UNUM LIFE INSURANCE	BENEFITS	1,008.05
12/03/02	1280	VISION SERVICE PLAN	BENEFITS	400.19
12/03/02	1281	WELLMARK	BENEFITS	12,558.77
12/03/02	1295	VENTURE ONE LTD	IOWA DECEMBER RENT	9,152.92
12/10/02	1346	DEBRA DROLL	T&E REIMBURSEMENT	250.00
12/10/02	1353	JAMES GRIFFIN	T&E REIMBURSEMENT	1,600.00
12/10/02	1355	JANITORIAL RESOURCES	CLEANING SERVICES	472.50
12/10/02	1356	LINN COUNTY REC	ELECTRICAL SERVICES	1,050.71
12/10/02	1357	NIK NEYMEYER	T&E REIMBURSEMENT	15.70
12/10/02	1360	QWEST	T1 CONNECTION	232.00
12/10/02	1363	SOUTH SLOPE	DSI LOCAL SERVICES AND T1	1,487.56
12/10/02	1364	SPRINT CONFERENCING SERV	TELECONFERENCING	1,281.55
12/10/02	1368	TREASURER, STATE OF IOWA	SALES AND USE TAX - Q4	548.77
12/10/02	1369	TREASURER, JOHNSON COUNT	LICENSE RENEWAL FOR ivis	200.50
12/10/02	1371	WASTE MANAGEMENT IOWA	TRASH SERVICE	67.38
12/10/02	1372	WILLIAM CALLAHAN	T&E REIMBURSEMENT	1,000.00
12/17/02	1388	ADP, INC.	PAYROLL	208.13
12/17/02	1389	AMERICAN EXPRESS	AUTO RENTAL	119.21
12/17/02	1394	CINGULAR INTERACTIVE	E-TECH COMM	324.30
12/17/02	1396	COLLINS PLAZA	HOLIDAY PARTY EXPENSE	30.74
12/17/02	1401	DEBRA DROLL	T&E REIMBURSEMENT	60.06
12/17/02	1408	HARRY'S CUSTOM TROPHIES	HOLIDAY PARTY EXPENSE	65.98
12/17/02	1417	VERIZON WIRELESS	CELL PHONE SERVICES	291.37
12/20/02	1424	ADP, INC.	PAYROLL	6.00
12/20/02	1430	GIANT, INC.	INTERNET SERVICES	400.00

			TOTAL	$47,158.70

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF NOVEMBER 25, 2002 TO DECEMBER 29, 2002

Bank:		Hawkeye State Bank
Location:		299 S. Dubuque Street, Iowa City, IA 52240
Account Name:		Diversified Software Industries Payroll Account
Account Number:		044644

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

12/05/02	Wires	All Employees	Payroll for Biweekly period ended 12/01/02	84,401.36
12/19/02	Wires	All Employees	Payroll for Biweekly period ended 12/15/02	83,626.51
12/27/02	Wires	All Employees	Payroll for Biweekly period ended 12/20/02	55,603.74
	Wires	Hawkeye State Bank	Bank Fee

			TOTAL	$223,631.61

You must create a separate list for each bank account from which disbursements were made during the month.